UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

SOLARIS ENERGY INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SEI”	New York Stock Exchange
(indicate by check)
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of Solaris Energy Infrastructure, Inc. (the “Company”) held on Friday, May 15, 2026 (the “Annual Meeting”), the Company’s stockholders voted upon the following three proposals, each of which are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 1, 2026 (the “2026 Proxy Statement”). Voting results for each proposal considered at the Annual Meeting are set forth below:

Proposal No. 1: Election of Directors

The three individuals listed below were elected by the Company’s stockholders at the Annual Meeting to serve as Class III directors of the Company’s board of directors until the Company’s 2029 Annual Meeting of Stockholders. Voting results for each director were as follows:

Name	For	Withheld	Broker Non-Votes
Edgar R. Giesinger	41,867,644	11,220,112	4,301,700
A. James Teague	51,326,586	1,761,170	4,301,700
William A. Zartler	51,262,761	1,824,995	4,301,700

Proposal No. 2: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

Voting results with respect to the ratification by the Company’s stockholders of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 were as follows:

For	Against	Abstentions
57,073,660	243,710	72,086

Proposal No. 3: Advisory, Non-Binding Vote to Approve the Compensation of the Company’s Named Executive Officers

Voting results with respect to the approval by the Company’s stockholders, on an advisory non-binding basis, of the compensation of the Company’s Named Executive Officers, as disclosed in the 2026 Proxy Statement, were as follows:

For	Against	Abstentions	Broker Non-Votes
45,600,578	7,195,531	291,647	4,301,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026

SOLARIS ENERGY INFRASTRUCTURE, INC.

By:	/s/ STEPHAN E. TOMPSETT
Name:	Stephan E. Tompsett
Title:	Chief Financial Officer